SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) December 23, 1998


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




   Delaware                          0-16014                   23-2417713
(State or other               (Commission File Number)       (IRS Employer
jurisdiction of                                           Identification No.)
 incorporation)



                Main at Water Street - Coudersport, PA 16915-1141
               (Address of principal executive offices)(Zip Code)



        Registrant's telephone number, including area code (814) 274-9830


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Item 5.  Other Events

         The Registrant made recent announcements, which were the subjects of press releases which are being filed herewith and incorporated by reference herein as Exhibits 99.01, 99.02 and 99.03 under Item 7 hereof, respectively, regarding (i) offerings totaling 8,000,000 shares of Class A Common Stock, (ii) a private placement of $100,000,000 aggregate principal amount of 7-1/2% Senior Notes due 2004 and $300,000,000 aggregate principal amount of 7-3/4% Senior Notes due 2009, and (iii) the acquisition agreement regarding Verto Communications, Inc. with respect to 56,000 cable subscribers.


Item 7.  Financial Statements and Exhibits

Exhibit No.               Description

99.01                     Press Release dated January 11, 1999.
99.02                     Press Release dated January 7, 1999.
99.03                     Press Release dated December 23, 1998.



                                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 11, 1999               ADELPHIA COMMUNICATIONS CORPORATION

                                                (Registrant)

                                       By:   /s/ Timothy J. Rigas
                                                 Timothy J. Rigas
                                                 Executive Vice President,
                                                 Treasurer and Chief Financial
                                                 Officer








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                                  EXHIBIT INDEX

Exhibit No.               Description

99.01                     Press Release dated January 11, 1999.
99.02                     Press Release dated January 7, 1999.
99.03                     Press Release dated December 23, 1998.